UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

Clean Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

001-41654	20-2675800
(Commission File Number)	(IRS Employer Identification Number)

1340 Reynolds Avenue, Unit 120 Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 273-4990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	CETY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On May 1, 2026, the Board of Directors (the “Board”) of Clean Energy Technologies, Inc. (the “Company”) concluded that between January 1, 2022, and September 30, 2025, the Company’s accounting with respect to the historical classification, valuation, and collectability assessment of certain long-term receivables and contract assets, as well as the timing of revenue recognition and related interest income under U.S. GAAP, was incorrect. As a result, the Company’s financial statements for all of the fiscal periods between January 1, 2022, and September 30, 2025 (the “Impacted Periods”) should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results during the Impacted Periods should no longer be relied upon.

The Company believes these matters relate primarily to historical balance sheet items and do not impact the Company’s current operations or underlying business activities.

The Company intends to immediately file an amended Annual Report on Form 10-K/A with restated financial statements for the years ended December 31, 2024, and December 31, 2023, and to file amended Quarterly Reports on Form 10-Q/A with restated financial statements for the quarterly periods ended March 31, 2025, June 30, 2025, and September 30, 2025, in each case to reflect the appropriate accounting treatment for the items described above.

Kambiz Mahdi, the Company’s CEO and member of the Board, Calvin Pang, the Company’s CFO and member of the Board, and Lauren Morrison, member of the Board and Chair of the Audit Committee, have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, TAAD, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

CLEAN ENERGY TECHNOLOGIES, INC.

Dated: May 7, 2026	By:	/s/ Kambiz Mahdi
Kambiz Mahdi
Chief Executive Officer